AMERICAN RADIO SYSTEMS CORPORATION
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                  HARRIS TRUST AND SAVINGS BANK, As Depositary



                                       AND


                        THE HOLDERS FROM TIME TO TIME OF
                    THE DEPOSITARY RECEIPTS DESCRIBED HEREIN



                      ------------------------------------


                                DEPOSIT AGREEMENT

                      ------------------------------------










                            Dated as of June 25, 1996






















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                                                                           Page

                                TABLE OF CONTENTS


PARTIES.....................................................................  1
 ............................................................................  1

                                    ARTICLE I

                                   Definitions

Accredited Investor.........................................................  1

Certificate.................................................................  1

Common Stock................................................................  1

Company.....................................................................  2

Deposit Agreement...........................................................  2

Depositary..................................................................  2

Depositary Shares...........................................................  2

Depositary's Agent..........................................................  2

Depositary's Office.........................................................  2

DTC.........................................................................  2

DTC Receipt.................................................................  2

Exchange....................................................................  2

Exchange Date...............................................................  2

Exchange Debentures.........................................................  2

Offshore Investor...........................................................  2

Original Purchasers.........................................................  3

PORTAL......................................................................  3

Purchase Agreement..........................................................  3

QIB.........................................................................  3

Receipt.....................................................................  3

Record Holder...............................................................  3


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                                                                           Page

Redemption Date.............................................................  3

Registrar...................................................................  3

Securities Act..............................................................  3

Stock.......................................................................  3


                                   ARTICLE II

              Book-Entry Form, Form of Receipts, Deposit of Stock,
                        Execution and Delivery, Transfer,
                      Surrender and Redemption of Receipts

SECTION 2.01.     Book-Entry Form; Form and Transfer of
                    Receipts................................................  4

SECTION 2.02.     Deposit of Stock; Execution and Delivery
                    of Receipts in Respect Thereof..........................  7

SECTION 2.03.     Redemption of Stock.......................................  8

SECTION 2.04.     Transfer of Receipts...................................... 10

SECTION 2.05.     Split-ups and Combinations of Receipts;
                    Surrender of Receipts and Withdrawal
                    of Stock................................................ 10

SECTION 2.06.     Limitations on Execution and Delivery,
                    Transfer, Surrender and Exchange
                    of Receipts............................................. 12

SECTION 2.07.     Lost Receipts, etc.......................................  12

SECTION 2.08.     Cancellation and Destruction of
                    Surrendered Receipts...................................  13

SECTION 2.09.     Conversion Rights........................................  13

SECTION 2.10.     Exchange ................................................  16

SECTION 2.11.     Exchange of Book-Entry Receipts
                    and Receipts in Physical, Certificated Form............  17

SECTION 2.12.     Removal of Legends.......................................  18



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                                                                           Page

                                   ARTICLE III

                             Certain Obligations of
                       Holders of Receipts and the Company

SECTION 3.01.     Filing Proofs, Certificates and Other
                    Information............................................  19

SECTION 3.02.     Payment of Charges and Expenses..........................  19

SECTION 3.03.     Warranty as to Stock.....................................  20

SECTION 3.04.     Warranty as to Receipts..................................  20

SECTION 3.05.     Covenants and Warranties as to
                    Common Stock...........................................  20


                                   ARTICLE IV

                        The Deposited Securities; Notices

SECTION 4.01.     Cash Distributions.......................................  20

SECTION 4.02.     Distributions Other than Cash,
                    Depositary Shares, Rights,
                    Preferences or Privileges............................... 21

SECTION 4.03.     Subscription Rights, Preferences or
                    Privileges.............................................  21

SECTION 4.04.     Notice of Dividends, etc.; Fixing of
                    Record Date for Holders of Receipts....................  22

SECTION 4.05.     Voting Rights............................................  23

SECTION 4.06.     Changes Affecting Deposited Securities
                    and Reclassifications,
                    Recapitalization, etc..................................  23

SECTION 4.07.     Inspection of Reports....................................  24

SECTION 4.08.     Lists of Receipt Holders.................................  24

SECTION 4.09.     Withholding..............................................  24



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                                                                            Page

                                    ARTICLE V

                        The Depositary, the Depositary's
                      Agents, the Registrar and the Company

SECTION 5.01.     Maintenance of Offices, Agencies and
                    Transfer Books by the Depositary;
                    Registrar..............................................  25

SECTION 5.02.     Prevention of or Delay in Performance
                    by the Depositary, the Depositary's
                    Agents, the Registrar or the
                    Company................................................. 25

SECTION 5.03.     Obligations of the Depositary, the
                    Depositary's Agents and the
                    Registrar............................................... 26

SECTION 5.04.     Resignation and Removal of the
                    Depositary; Appointment of Successor
                    Depositary.............................................  27

SECTION 5.05.     Corporate Notices and Reports............................. 28

SECTION 5.06.     Indemnification by the Company...........................  29

SECTION 5.07.     Taxes or Other Governmental
                    Charges................................................  29


                                   ARTICLE VI

                            Amendment and Termination

SECTION 6.01.     Amendment................................................  30

SECTION 6.02.     Termination..............................................  30


                                   ARTICLE VII

                                  Miscellaneous

SECTION 7.01.     Counterparts.............................................  31

SECTION 7.02.     Exclusive Benefit of Parties.............................  31

SECTION 7.03.     Invalidity of Provisions.................................  31

SECTION 7.04.     Notices..................................................  32


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                                                                            Page

SECTION 7.05.     Depositary's Agents......................................  32
SECTION 7.06.     Holders of Receipts Are Parties..........................  33

SECTION 7.07.     Governing Law............................................  33

SECTION 7.08.     Inspection of Deposit Agreement..........................  33

SECTION 7.09.     Headings.................................................  33

SIGNATURES.................................................................  34


EXHIBIT A:        Form of Depositary Receipt

EXHIBIT B:        Letter of Representations to The Depository
                  Trust Company


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          DEPOSIT  AGREEMENT,  dated as of June 25, 1996,  among  AMERICAN RADIO
SYSTEMS CORPORATION, a Delaware corporation, HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, and the holders from time to time of the Receipts described herein.

          WHEREAS, it is desired to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of shares of 7% Convertible Exchangeable Preferred Stock, par value $.01 per share, of American Radio Systems Corporation with the Depositary for the purposes set forth in this Deposit Agreement and for the issuance hereunder of Receipts by the Depositary evidencing Depositary Shares each representing a one-twentieth interest in a share of 7% Convertible Exchangeable Preferred Stock, par value $.01 per share, of American Radio Systems Corporation so deposited; and

          WHEREAS, the Receipts are to be in substantially the form of Exhibit A, annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement;

          NOW, THEREFORE, in consideration of the premises contained herein and such other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

          The following definitions shall for all purposes, unless otherwise indicated, apply to the respective terms used in this Deposit Agreement and the
Receipts:

          "Accredited Investor" means any purchaser of the Depositary Shares, other than a QIB, which is an "accredited investor" as defined in Rule 501(a)(1), (2) or (3) of Regulation D under the Securities Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) and is identified to the Depositary by the Company (or by an agent of the Company) as an Accredited Investor.

          "Certificate" shall mean the certificate of designations filed with the Secretary of State of Delaware with respect to the Stock.

          "Common Stock" shall mean the Class A Common Stock, par value $.01 per share, of the Company.





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          "Company"  shall mean American Radio Systems  Corporation,  a Delaware corporation, and its successors.

          "Deposit Agreement" shall mean this Deposit Agreement, as amended or supplemented from time to time in accordance with the terms hereof.

          "Depositary" shall mean Harris Trust and Savings Bank, an Illinois banking corporation, and any successor Depositary hereunder.

          "Depositary Shares" shall mean Depositary Shares, evidenced by Receipts issued hereunder and representing an interest in the Stock deposited with the Depositary hereunder. Each Depositary Share shall, as provided herein, represent a one-twentieth interest in a share of Stock and is evidenced by a Receipt.

          "Depositary's Agent" shall mean an agent appointed by the Depositary pursuant to Section 7.05.

          "Depositary's Office" shall mean the office of the Depositary in New York City, or such other location as the Depositary shall from time to time designate, at which at any particular time its depositary business shall be administered.

          "DTC" shall mean The Depository Trust Company.

          "DTC Receipt" shall mean a single Receipt which shall be deposited with DTC (or its designee) evidencing all Depositary Shares traded on PORTAL with book-entry settlement through DTC.

          "Exchange" shall mean the exchange, at the Company's option, of Stock for Exchange Debentures in accordance with the Certificate.

          "Exchange Date" shall mean any March 31, June 30, September 30 or December 31, commencing June 30, 1997, on which the Company may elect in accordance with the Certificate to exchange Stock for Exchange Debentures.

          "Exchange   Debentures"   shall  mean  the  Company's  7%  Convertible
Subordinated Debentures due 2011 issuable in exchange for all but not less than all the Stock, at the Company's election in accordance with the Certificate.

          "Offshore Investor" means any purchaser of the Depositary Shares, other than a QIB, which acquires such Depositary Shares in a transaction exempt pursuant to

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Rule 903 or 904 under the  Securities Act and is identified to the Depositary by the Company (or by an agent of the Company) as an Offshore Investor.

          "Original Purchasers" shall mean CS First Boston Corporation, Alex. Brown & Sons Incorporated, Morgan Stanley & Co. Incorporated and Smith Barney Inc.

          "PORTAL" shall mean the Private Offerings, Resales and Trading through Automated Linkages Market.

          "Purchase Agreement" shall mean the Purchase Agreement dated as of June 19, 1996 between the Company and the Original Purchasers.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

          "Receipt" shall mean one of the depositary receipts issued hereunder by the Depositary, whether in definitive or temporary form, evidencing interests held in Depositary Shares in substantially the form set forth in Exhibit A. Where the context requires, the term "Receipt" shall be deemed to include the DTC Receipt.

          "Record Holder" as applied to a Receipt shall mean the person in whose name a Receipt is registered on the books of the Depositary or any register of any Registrar maintained for such purpose.

          "Redemption Date" shall have the meaning set forth in Section 2.03 hereof.

          "Registrar" shall mean any bank or trust company which shall be appointed to register ownership and transfers of Receipts as herein provided and may include the Depositary.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Stock" shall mean shares of the Company's 7% Convertible Exchangeable Preferred Stock, par value $.01 per share.


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                                   ARTICLE II

              Book-Entry Form, Form of Receipts, Deposit of Stock,
                        Execution and Delivery, Transfer,
                      Surrender and Redemption of Receipts

          SECTION 2.01. Book-Entry Form; Form and Transfer of Receipts. The Company and the Depositary shall make application to DTC for acceptance of all or a portion of the Receipts for its book-entry settlement system. The Company hereby appoints the Depositary acting through any authorized officer thereof as its attorney-in-fact, with full power to delegate, for purposes of executing any agreements, certifications or other instruments or documents necessary or desirable in order to effect the acceptance of such Receipts for DTC eligibility, including but not limited to the Letter of Representations, the form of which is attached hereto as Exhibit B. So long as the Receipts are eligible for book-entry settlement with DTC except as provided for in Section
2.10 of this Deposit Agreement, or unless otherwise required by law, all Depositary Shares to be traded on the PORTAL Market shall be represented by the DTC Receipt registered in the name of the nominee of DTC (initially expected to be Cede & Co.). Harris Trust and Savings Bank or such other entity as is agreed with DTC may hold the DTC Receipt as custodian for DTC. During any period in which any Depositary Shares are evidenced by the DTC Receipts except as expressly provided for in Section 2.10 of this Deposit Agreement, no person acquiring Depositary Shares traded on the PORTAL Market shall receive or be entitled to receive physical delivery of the Depositary Receipts evidencing such Depositary Shares. Ownership of beneficial interests in the DTC Receipt shall be shown on, and the transfer of such ownership shall be effected through, records maintained by (i) DTC or its nominee for such DTC Receipt, or (ii) institutions that have accounts with DTC.

          If DTC subsequently ceases to make its book-entry settlement system available for the Receipts, the Company may instruct the Depositary regarding making other arrangements for book-entry settlement. In the event that the Receipts are not eligible for, or it is no longer necessary to have the Receipts available in book-entry form, the Depositary shall provide written instructions to DTC to deliver to the Depositary for cancellation the DTC Receipt, and the Company shall instruct the Depositary to deliver to the beneficial owners of the Depositary Shares previously evidenced by the DTC Receipt definitive Receipts in physical form evidencing such Depositary Shares. Such definitive Receipts shall be in substantially the form annexed hereto

                                       -4-



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as Exhibit A with appropriate insertions, modifications and omissions, as hereafter provided.

          The beneficial owners of Depositary Shares shall, except as stated above with respect to Depositary Shares in book-entry form represented by the DTC Receipt, be entitled to receive Receipts in physical, certificated form as herein provided.

          The Receipts shall be typewritten, in the case of the DTC Receipt, and otherwise shall, upon notice by the Company to the Depositary, be definitive Receipts which shall be engraved, printed or typewritten and shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided. The DTC Receipt shall bear such legend or legends as may be required by DTC in order for it to accept the Depositary Shares for its book-entry settlement system. Until such time as the Receipts are so engraved, printed or typewritten in accordance with the preceding sentence, the Depositary, upon the written order of the Company or any holder of Stock, as the case may be, delivered in compliance with Section 2.02, shall execute and deliver temporary Receipts which are printed, lithographed, typewritten, mimeographed or otherwise substantially of the tenor of the definitive Receipts in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the persons executing such Receipts may determine, as evidenced by their execution of such Receipts. If temporary Receipts are issued, the Company and the Depositary will cause definitive Receipts to be prepared without unreasonable delay. After the preparation of definitive Receipts, the temporary Receipts shall be exchangeable for definitive Receipts upon surrender of the temporary Receipts at the Depositary's Office, without charge to the holder. Upon surrender for cancellation of any one or more temporary Receipts, the Depositary shall execute and deliver in exchange therefor definitive Receipts representing the same number of Depositary Shares as represented by the surrendered temporary Receipt or Receipts. Such exchange shall be made at the Company's expense and without any charge therefor to the holder of the Receipts. Until so exchanged, the temporary Receipts shall in all respects be entitled to the same benefits under this Deposit Agreement, and with respect to the Stock, as definitive Receipts.

          Receipts shall be executed by the Depositary by the manual signature of a duly authorized officer of the Depositary; provided, that such signature may be a facsimile

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if a Registrar  for the  Receipts  (other than the  Depositary)  shall have been appointed and such Receipts are countersigned by manual signature of a duly authorized officer of the Registrar. No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose unless it shall have been executed manually by a duly authorized officer of the Depositary or, if a Registrar for the Receipts (other than the Depositary) shall have been appointed, by manual or facsimile signature of a duly authorized officer of the Depositary and countersigned manually by a duly authorized officer of such Registrar. The Depositary shall record on its books each Receipt so signed and delivered as hereinafter provided. The manual or facsimile signatures of individuals who were at any time proper officers of the Depositary or the Registrar, as the case may be, shall constitute adequate signatures hereunder, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of Receipts bearing such signatures or did not hold such offices on the date of delivery of such Receipts.

          Except as the Depositary may otherwise determine, Receipts shall be in denominations of any number of whole Depositary Shares.

          Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Deposit Agreement as may be required by the National Association of Securities Dealers Inc. in order for the Receipts to be tradeable on PORTAL or as may be required for the Receipts to be tradeable on any other market developed for trading of securities pursuant to Rule 144A under the Securities Act or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Stock, the Depositary Shares or the Receipts may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject.

          Subject to any limitations set forth in a Receipt or in this Deposit Agreement, title to a Receipt (and to the Depositary Shares evidenced by such Receipt) which is properly endorsed or accompanied by a properly executed instrument of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that until transfer of a Receipt shall be registered on the books of the Depositary as provided in Section 2.04, the Depositary may,

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notwithstanding  any notice to the contrary,  treat the record holder thereof at such time as the absolute owner thereof for the purpose of determining the person entitled to distributions of dividends or other distributions, the exercise of conversion rights, the exchange of Depositary Shares for Stock, the right to exchange Receipts pursuant to Section 2.10 or to any notice provided for in this Deposit Agreement and for all other purposes.

          The Depositary (and any Registrar acting on its behalf) shall not, prior to the removal of the legends set forth on Exhibit A pursuant to Section
2.12 hereof, register the transfer of any Receipt by an Accredited Investor or an Offshore Investor except upon the delivery by the Accredited Investor or Offshore Investor to the Depositary of such certification and other evidence as the Depositary may reasonably require to confirm that the proposed transfer complies with the resale restrictions stated in the restrictive legend included on the form of Receipt set forth as Exhibit A hereto.

          SECTION 2.02. Deposit of Stock; Execution and Delivery of Receipts in Respect Thereof. Subject to the terms and conditions of this Deposit Agreement, the Company or an Original Purchaser may from time to time deposit shares of the Stock with the Depositary under this Deposit Agreement by delivery to the Depositary of the certificate or certificates for the Stock to be deposited, properly endorsed or accompanied, if required by law or by the Depositary, by a duly executed instrument of transfer or endorsement, in form satisfactory to the Depositary, together with all such certifications as may be required by the Depositary in accordance with the provisions of this Deposit Agreement, and together with a written order of the Company or an Original Purchaser, as the case may be, directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order a Receipt or Receipts for the number of Depositary Shares representing such deposited Stock.

          Deposited Stock shall be held by the Depositary at the Depositary's Office or at such other place or places as the Depositary shall determine.

          Upon receipt by the Depositary of a certificate or certificates for Stock deposited in accordance with the provisions of this Section, together with the other documents required as above specified, and upon recordation of the Stock on the books of the Company in the name of the Depositary or its nominee, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall

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



execute and deliver, to or upon the order of the Company or an Original Purchaser, a Receipt or Receipts for the number of Depositary Shares representing the Stock so deposited and registered in such name or names as may be requested by the Company or such Original Purchaser. The Depositary shall execute and deliver such Receipt or Receipts at the Depositary's Office or such other offices, if any, as the Depositary may designate. Delivery at other offices shall be at the risk and expense of the person requesting such delivery. The DTC Receipt shall provide that it shall evidence the aggregate amount of Depositary Shares from time to time indicated in the records of the Depositary and that the aggregate amount of Depositary Shares evidenced thereby may from to time be increased or decreased by making adjustments on such records of the Depositary.

          Other than in the case of splits, combinations or other reclassifications affecting the Stock, or in the case of dividends or other distributions of Stock, if any, there shall be deposited hereunder not more than 137,500 shares of Stock.

          SECTION 2.03. Redemption of Stock. Whenever the Company shall be permitted and shall elect to redeem shares of Stock in accordance with the provisions of the Certificate, it shall (unless otherwise agreed to in writing with the Depositary) give the Depositary not more than 30 days' or less than 60 days' notice of the date of such proposed redemption of Stock and of the number of such shares held by the Depositary to be so redeemed and the applicable redemption price, as set forth in the Certificate, which notice shall be accompanied by a certificate from the Company stating that such redemption of Stock is in accordance with the provisions of the Certificate. On the date of such redemption, provided that the Company shall then have paid in full to the Depositary the redemption price of the Stock to be redeemed, plus any accrued and unpaid dividends thereon, in accordance with the provisions of the Certificate, the Depositary shall redeem the number of Depositary Shares representing such Stock. The Depositary shall mail notice of the Company's redemption of Stock and the proposed simultaneous redemption of the number of Depositary Shares representing the Stock to be redeemed by first-class mail, postage prepaid, not less than 30 and not more than 60 days prior to the date fixed for redemption of such Stock and Depositary Shares (the "Redemption Date"), to the Record Holders of the Receipts evidencing the Depositary Shares to be so redeemed, at the addresses of such holders as they appear on the records of the Depositary; but neither failure to mail any such notice of redemption of Depositary Shares to one or more such

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



holders nor any defect in any notice of redemption of Depositary Shares to one or more such holders shall affect the sufficiency of the proceedings for redemption as to the other holders. Each such notice shall state: (i) the Redemption Date; (ii) the number of Depositary Shares to be redeemed and, if less than all the Depositary Shares held by any such holder are to be redeemed, the number of such Depositary Shares held by such holder to be so redeemed;
(iii) the redemption price; (iv) the place or places where Receipts evidencing Depositary Shares are to be surrendered for payment of the redemption price; (v) the then current conversion price; and (vi) that dividends in respect of the Stock represented by the Depositary Shares to be redeemed will cease to accrue on such Redemption Date. In case less than all the outstanding Depositary Shares are to be redeemed, the Depositary Shares to be so redeemed shall be selected by lot or pro rata as may be determined by the Depositary to be equitable.

          Notice having been mailed by the Depositary as aforesaid, from and after the Redemption Date (unless the Company shall have failed to provide the funds necessary to redeem the Stock evidenced by the Depositary Shares called for redemption) (i) dividends on the shares of Stock so called for redemption shall cease to accrue after such date, (ii) the Depositary Shares being redeemed from such proceeds shall be deemed no longer to be outstanding, (iii) all rights of the holders of Receipts evidencing such Depositary Shares (except the right to receive the redemption price) shall, to the extent of such Depositary Shares, cease and terminate, and (iv) upon surrender in accordance with such redemption notice of the Receipts evidencing any such Depositary Shares called for redemption (properly endorsed or assigned for transfer, if the Depositary or applicable law shall so require), such Depositary Shares shall be redeemed by the Depositary at a redemption price per Depositary Share equal to 1/20th of the redemption price per share paid in respect of the shares of Stock so redeemed plus all money and other property, if any, represented by such Depositary Shares, including all amounts paid by the Company in respect of dividends which on the Redemption Date have accumulated on the shares of Stock to be so redeemed and have not theretofore been paid.

          If fewer than all of the Depositary Shares evidenced by a Receipt are called for redemption, the Depositary will deliver to the holder of such Receipt upon its surrender to the Depositary, together with the redemption payment, a new Receipt evidencing the Depositary Shares evidenced by such prior Receipt and not called for redemption.

          SECTION 2.04. Transfer of Receipts. Subject to the terms and conditions of this Deposit Agreement (including, without limitation, the final paragraph of Section 2.01), the Depositary shall register on its books from time to time transfers of Receipts upon any surrender thereof by the holder in person or by a duly authorized attorney, properly endorsed or accompanied by a properly executed instrument of transfer and any necessary certifications. Thereupon the Depositary shall execute a new Receipt or Receipts evidencing the same aggregate number of Depositary Shares as those evidenced by the Receipt or Receipts surrendered and deliver such new Receipt or Receipts to or upon the order of the person entitled thereto.

          SECTION 2.05. Split-ups and Combinations of Receipts; Surrender of Receipts and Withdrawal of Stock. Upon surrender by a holder of a Receipt or Receipts at the Depositary's Office or at such other offices as it may designate for the purpose of effecting a split-up or combination of such Receipt or Receipts, the Depositary shall execute and deliver a new Receipt or Receipts in the authorized denomination or denominations requested, evidencing the aggregate number of Depositary Shares evidenced by the Receipt or Receipts surrendered. In connection with any split-up or combination pursuant to this paragraph not involving a transfer of Receipts, the Depositary shall not be obligated to obtain any certification or endorsement otherwise required by the terms of this Deposit Agreement.

          Any holder of a Receipt or Receipts representing any number of whole shares of Stock or his duly authorized attorney may withdraw the Stock and all money and other property, if any, represented thereby by surrendering such Receipt or Receipts, at the Depositary's Office or at such other offices as the Depositary may designate for such withdrawals. If such holder's Depositary
Shares are being held by DTC or its nominee pursuant to Section 2.01, such holder shall request, in accordance with and subject to the limitations in
Section 2.11, withdrawal from the book-entry system of the number of Depositary Shares specified in the preceding sentence. Thereafter, without unreasonable delay, the Depositary shall deliver to such holder or to the person or persons designated by such holder as hereinafter provided, the number of whole shares of Stock and all money and other property, if any, represented by the Receipt or Receipts so surrendered for withdrawal, but holders of such whole shares of Stock will not thereafter be entitled to deposit such Stock hereunder or to receive Depositary Shares therefor. If a Receipt delivered by the holder to the

Depositary in connection with such withdrawal shall evidence a number of Depositary Shares in excess of the number of Depositary Shares representing the number of whole shares of Stock to be so withdrawn, the Depositary shall at the same time, in addition to such number of whole shares of Stock and such money and other property, if any, to be so withdrawn, deliver to such holder, or upon his order or to the person or persons stated in the order, a new Receipt evidencing such excess number of Depositary Shares. In no event will fractional shares of Stock be distributed by the Depositary. Delivery of the Stock and money and other property being withdrawn may be made by the delivery of such certificates, documents of title and other instruments as the Depositary may deem appropriate.

          Stock delivered pursuant to the preceding paragraph may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Deposit Agreement as may be required to comply with any applicable law or any regulation thereunder or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular shares of Stock are subject.

          If the Stock and the money and other property being withdrawn are to be delivered to a person or persons other than the Record Holder of the Receipt or Receipts being surrendered for withdrawal of Stock, such holder shall execute and deliver to the Depositary a written order so directing the Depositary and the Depositary may require that the Receipt or Receipts surrendered by such holder for withdrawal of such shares of Stock be properly endorsed in blank or accompanied by a properly executed instrument of transfer in blank. In addition, if the Record Holder of the Receipt being surrendered for withdrawal of Stock is an Accredited Investor or an Offshore Investor, the Depositary shall not deliver the Stock to, and such Stock shall not be registered in the name of, any person other than such Accredited Investor or Offshore Investor except upon the delivery by such Accredited Investor or Offshore Investor to the Depositary of such certification and other evidence as the Depositary may reasonably require to confirm that the proposed transfer complies with the resale restrictions stated in the restrictive legend included on the form of Receipt set forth as Exhibit A hereto.

          Delivery of the Stock and the money and other property, if any, represented by Receipts surrendered for withdrawal shall be made by the Depositary at the Depositary's Office, except that, at the request, risk and expense of the holder surrendering such Receipt or Receipts and for the account of the holder thereof, such delivery may be made at such other place as may be designated by such holder.

          SECTION 2.06. Limitations on Execution and Delivery, Transfer, Surrender and Exchange of Receipts. As a condition precedent to the execution and delivery, transfer, split-up, combination, surrender or exchange of any Receipt, the Depositary, any of the Depositary's Agents or the Company may require payment to it of a sum sufficient for the payment (or, in the event that the Depositary or the Company shall have made such payment, the reimbursement to
it) of any  charges or expenses  payable by the holder of a Receipt  pursuant to
Section 5.07 (or reasonably satisfactory evidence that such charges and expenses have been paid), may require the production of evidence satisfactory to it as to the identity and genuineness of any signature and may also require compliance with such regulations, if any, as the Depositary or the Company may establish consistent with the provisions of this Deposit Agreement.

          The deposit of Stock may be refused, the delivery of Receipts against Stock may be suspended, the registration of transfer of Receipts may be refused and the registration of transfer, surrender or exchange of outstanding Receipts may be suspended during (i) any period when the register of stockholders of the Company is closed or (ii) if required by law or any government or governmental body or commission or (iii) under any provision of this Deposit Agreement or the Purchase Agreement.

          The transfer or surrender of Receipts by Accredited Investors and Offshore Investors shall, in addition to the foregoing limitations, also be subject to the applicable restrictions stated in the final paragraph of Section
2.01 and the penultimate paragraph of Section 2.05.

          SECTION 2.07. Lost Receipts, etc. In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary may in its discretion execute and deliver a Receipt of like form and tenor in exchange and substitution for such mutilated Receipt, or in lieu of and in substitution for such destroyed, lost or stolen Receipt, upon (i) the filing by the holder thereof with the Depositary of evidence satisfactory to the Depositary of such destruction or loss or theft of such Receipt, of the authenticity thereof and of his or her ownership thereof and (ii) the furnishing to the Depositary of reasonable indemnification satisfactory to it.

          SECTION 2.08. Cancellation and Destruction of Surrendered Receipts. All Receipts physically surrendered to the Depositary or any Depositary's Agent shall be cancelled by the Depositary. Except as prohibited by applicable law or regulation, the Depositary is authorized to destroy all Receipts so cancelled. Any Receipt evidenced in book-entry form shall be deemed cancelled when the Depositary has caused the amount of Depositary Shares evidenced by the DTC Receipt to be reduced in proportion to the number of Depositary Shares evidenced by the surrendered Receipt.

          SECTION 2.09. Conversion Rights. Receipts may be surrendered with written instructions to the Depositary to instruct the Company to cause the conversion of any specified number of whole or fractional shares of Stock represented by the Depositary Shares evidenced thereby into whole shares of Common Stock at the conversion price then in effect for the Stock (and, therefore, for the Depositary Shares) specified in the Certificate, as such conversion price may be adjusted by the Company from time to time as provided in the Certificate. Subject to the terms and conditions of this Deposit Agreement and the Certificate, a holder of a Receipt or Receipts evidencing Depositary Shares representing whole or fractional shares of Stock may surrender such Receipt or Receipts to the Depositary at the Depositary's Office or to such office or to such Depositary's Agents as the Depositary may designate for such purpose, together with (i) a notice of conversion thereof duly completed and executed (a "Notice of Conversion"), and (ii) any payment in respect of dividends required by the fourth paragraph of this Section 2.09, thereby directing the Depositary to instruct the Company to cause the conversion of the number of shares or fractions thereof of underlying Stock specified in such Notice of Conversion into whole shares of Common Stock. If such holder's Depositary Shares are being held by DTC or its nominee pursuant to Section 2.01, such holder shall request, pursuant to Section 2.11, withdrawal from the book-entry system the number of Depositary Shares to be converted. In the event that a holder delivers to the Depositary for conversion a Receipt or Receipts which in the aggregate are convertible into less than one whole share of Common Stock, the holder shall receive payment in lieu of such fractional shares of Common Stock otherwise issuable in accordance with the last paragraph of this
Section 2.09.

          Upon receipt by the Depositary of a Receipt or Receipts, together with a Notice of Conversion, duly completed and executed, directing the Depositary to instruct the Company to cause the conversion of a specified number of shares or fractions thereof of Stock, the Depositary shall instruct the Company
(i) to cause the conversion of the Depositary Shares evidenced by the Receipts so surrendered for conversion as specified in the written Notice of Conversion to the Depositary and (ii) to cause the delivery to the holders of such Receipts a certificate or certificates evidencing the number of whole shares of Common Stock, and the amount of immediately available funds, if any, to be delivered to the holders of Receipts surrendered for conversion in payment of any fractional shares of Common Stock otherwise issuable. The Company shall, as promptly as practicable after receipt thereof, cause the delivery of (i) a certificate or certificates evidencing the number of whole shares of Common Stock into which the Stock represented by the Depositary Shares evidenced by such Receipt or Receipts has been converted, and (ii) any money or other property to which the holder is entitled. The person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at the close of business on the date such Receipt or Receipts shall have been surrendered to and a Notice of Conversion received by the Depositary, unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record on the next succeeding day on which such stock transfer books are open. Upon such conversion, the Depositary (i) shall deliver to the holder a Receipt evidencing the number of Depositary Shares, if any, which such holder has elected not to convert evidenced by such Receipt or Receipts in excess of the number of Depositary Shares representing Stock which has been so converted, (ii) shall cancel the Depositary Shares evidenced by Receipts surrendered for conversion and (iii) shall deliver for cancellation to the transfer agent for the Stock the shares of Stock represented by the Depositary Shares evidenced by the Receipts so surrendered and so converted.

          If any Stock shall be called by the Company for redemption or exchange, the Depositary Shares representing such Stock may be converted into Common Stock as provided in this Deposit Agreement until and including, but, except as may be provided in the Certificate, not after, the close of business on the day prior to the Redemption Date or the close of business on the Exchange Date, as the case may be, unless the Company shall default in making payment of the cash redemption price or the delivery of the Exchange Debentures, as the case may be, and the payment of other amounts, if any, payable upon such redemption or exchange, in which case the Depositary Shares representing such Stock may continue to be converted into Common Stock until and including, but not after, the close of business on the date on which the Company makes full payment of the cash redemption price or delivery of the Exchange Debentures and payment of other amounts, if any, payable on such redemption or exchange, as the case may be. Upon receipt by the Depositary of a Receipt or Receipts, together with a properly completed and executed Notice of Conversion, representing any Stock called for redemption or exchange, the shares of Stock held by the Depositary represented by such Depositary Shares for which conversion is requested shall be deemed to have been received by the Company for conversion.

          Upon any conversion of the Stock underlying the Depositary Shares, no allowance, adjustment or payment shall be made with respect to accrued dividends upon such Stock except that if any holder of a Receipt surrenders such Receipt with instructions to the Depositary for conversion of the underlying Stock evidenced thereby during the period between the close of business on any dividend record date and the opening of business on the corresponding dividend payment date (except shares called for redemption on a Redemption Date during such period or shares being exchanged on an Exchange Date during such period), such Receipt must be accompanied by a payment equal to the dividend thereon, if any, which the holder of record of such Receipt is entitled to receive on such dividend payment date in respect of the underlying Stock to be converted.

          Upon the conversion of any shares of Stock for which a request for conversion has been made by the holder of Depositary Shares representing such shares, all dividends in respect of such Depositary Shares shall cease to accrue, such Depositary Shares shall be deemed no longer outstanding, all rights of the holder of the Receipt with respect to such Depositary Shares (except the right to receive the Common Stock, any cash payable with respect to any fractional shares of Common Stock as provided herein and any cash payable on account of accrued dividends in respect of the Stock so converted and any Receipts evidencing Depositary Shares not so converted) shall terminate, and the Receipt evidencing such Depositary Shares shall be cancelled in accordance with
Section 2.08 hereof.

          No fractional shares of Common Stock shall be issuable upon conversion of Stock underlying the Depositary Shares except as hereinafter provided. If, except for the provisions of this Section 2.09 and the Certificate, any holder of Receipts surrendered with instructions to the Depositary for conversion of the underlying Stock would be entitled to a fractional share of Common Stock upon such conversion, the Company shall cause to be delivered to such holder an amount, in immediately available funds, for such fractional share based upon the last reported sale price then in effect for the Common Stock on such date computed as set forth in the Certificate unless payment in cash is prohibited by the terms of the Company's indebtedness, in which case fractional shares will be issued or, at the sole option of the Company, such fractional shares shall be rounded up to the nearest full share.

          SECTION 2.10. Exchange. On the Exchange Date, provided that the Company shall then have delivered to the Depositary the Exchange Debentures and the aggregate amount of cash required to pay any accrued and unpaid dividends and cash in respect of any principal amount of Exchange Debentures less than the minimum denomination that is issuable and payable with respect to the Stock then deposited with the Depositary, the Depositary shall deliver to each holder the proportionate amount of such Exchange Debentures (subject to the minimum denomination requirements of such Exchange Debentures referred to below in this
Section 2.10) and cash so delivered to the Depositary in respect of such holder's Depositary Shares.

          The Depositary shall, as directed by the Company, mail, first class postage prepaid, notice of such Exchange of Stock and the proposed simultaneous exchange of the Depositary Shares, not less than 30 and not more than 60 days prior to the Exchange Date. Such notice shall be mailed to each holder at the address of such holder as the same appears on the records of the Depositary at the close of business on the second business day immediately preceding the date on which the mailing of such notices is commenced; but neither failure to mail any such notice to one or more holders nor any defect in any notice shall affect the sufficiency of the proceedings for the exchange. The Company shall provide the Depositary with such notice, and each such notice shall state: the Exchange Date; that all outstanding shares of Stock on the Exchange Date will be exchanged for Exchange Debentures; that all outstanding Depositary Shares on the Exchange Date will in turn be exchanged for such Exchange Debentures; the amount of accrued and unpaid dividends, if any, payable with respect to each Depositary Share to be so exchanged; the place or places where Receipts to be so exchanged are to be surrendered for exchange; that dividends in respect of the Stock represented by the Depositary Shares to be so exchanged shall cease to accrue at the close of business on the day prior to the Exchange Date; the minimum principal amount in which Exchange Debentures shall be issued; the then current conversion price and the last date on which Depositary Shares may be converted; and such additional information as the Company in its discretion deems appropriate.

          From and after the Exchange Date, the Depositary Shares shall be deemed no longer to be outstanding and all rights of the holders of Receipts evidencing such Depositary Shares (except the right to receive the Exchange Debentures and any cash payable upon the Exchange) shall cease and terminate. Upon surrender, in accordance with the notice specified in the preceding paragraph, of the Receipts evidencing such Depositary Shares (properly endorsed or assigned for transfer, if the Depositary shall so require), a holder of such Receipts shall receive for such holder's Depositary Shares, subject to the following sentence, the Exchange Debentures issued in exchange for the Stock represented by such Depositary Shares, and an amount of cash equal to the cash for accrued and unpaid dividends, if any, delivered in respect of the exchanged Stock represented by such Depositary Shares. An amount of cash will be paid to holders in respect of any principal amount of Exchange Debentures otherwise issuable which is less than $1,000, or such other minimum denomination as shall be specified in the notice referred to in the preceding paragraph. The Depositary shall, at the written direction of the Company, sell Exchange Debentures delivered by the Company in exchange for Stock that shall not otherwise be distributable to holders of Depositary Shares because of such minimum denomination and shall distribute the proceeds thereof in payment of cash amounts payable to holders of Depositary Shares pursuant to the preceding sentence. The foregoing shall be subject further to the terms and conditions of the Certificate.

          SECTION 2.11. Exchange of Book-Entry Receipts and Receipts in Physical, Certificated Form. Beneficial interests in Depositary Shares evidenced by a DTC Receipt may only be exchanged for Receipts in physical, certificated form upon the transfer of such beneficial interest by a holder thereof pursuant to Regulation S under the Securities Act. Subject to the terms and conditions of this Deposit Agreement, upon such transfer, the beneficial interest being transferred in the DTC Receipt may not continue to be held in book-entry form through DTC and, in exchange therefor, the Depositary shall (i) execute and deliver a Receipt in physical, certificated form evidencing such Depositary Shares; (ii) follow the procedures set forth in paragraph 19 of the Letter of Representations attached hereto as Exhibit B for the purpose of reducing the number of Depositary Shares evidenced by the DTC Receipt; and (iii) following such reduction, execute and deliver to or upon the order of the person or persons named in such order a Receipt or Receipts registered in the name or names requested by such person and evidencing in the aggregate the number of Depositary Shares equal to the reduction in the number evidenced by the DTC Receipt subject, however, in the case of Accredited Investors and Offshore Investors to the final paragraph of Section 2.01. The Depositary may require in such written instructions any certification or representation as it shall deem necessary to comply with applicable law.

          Depositary Shares initially sold to Accredited Investors or sold to Offshore Investors pursuant to Regulation S under the Securities Act shall be issued in physical, certificated form. Receipts in physical, certificated form may only be exchanged for beneficial interests in Depositary Shares evidenced by a DTC Receipt (a) upon the transfer of any such Receipts initially sold pursuant to Regulation S under the Securities Act (i) to a QIB in reliance on Rule 144A under the Securities Act or (ii) following the expiration of the 40-day period following the last issue date for the Stock issued to cover over allotments or
(b) upon the transfer of any such Receipts initially sold to an Accredited Investor to a QIB in reliance on Rule 144A under the Securities Act. Subject to the terms and conditions of this Deposit Agreement, upon any such transfer of such Receipts, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Depositary, including any required certifications, following receipt by the Depositary of written instructions directing the Depositary to adjust its records to reflect an increase in the aggregate amount of Depositary Shares evidenced by the DTC Receipt (including, without limitation, information regarding the DTC participant account to be credited with such increase), and upon payment of the fees and expenses of the Depositary, the Depositary shall cancel such Receipt or Receipts in physical, certificated form and shall follow the procedures set forth in paragraph 20 of the Letter of Representations attached hereto as Exhibit B for the purpose of reflecting such increase in the number of Depositary Shares evidenced by the DTC Receipt.

          SECTION 2.12. Removal of Legends. The legends provided on the face of the text of the Receipts attached as Exhibit A hereto may be removed from any Receipt, upon receipt by the Depositary of a written order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President, a Chief Operating Officer, a Vice President, or its Chief Financial Officer, and, without duplication, by its Treasurer, an Assistant

Treasurer, its Controller, its Secretary or an Assistant Secretary, of the Issuer, (i) three years from the later of issuance of the Receipt or the date such Receipt (or any predecessor) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act or (ii) in connection with a sale made pursuant to the volume (and other restrictions) of Rule 144 under the Securities Act following two years from such time, provided that, if the legend is removed and the Receipt is subsequently held by such an affiliate of the Company, the legend shall be reinstated.

                                   ARTICLE III

                             Certain Obligations of
                       Holders of Receipts and the Company

          SECTION 3.01. Filing Proofs, Certificates and Other Information. Any holder of a Receipt may be required from time to time to file such proof of residence, or other matters or other information, to execute such certificates and to make such representations and warranties as the Depositary or the Company may reasonably deem necessary or proper. The Depositary or the Company may withhold the delivery, or delay the registration of transfer, redemption, conversion or exchange, of any Receipt or the withdrawal of the Stock represented by the Depositary Shares evidenced by any Receipt or the distribution of any dividend or other distribution or the sale of any rights or of the proceeds thereof or the exercise of any conversion rights as specified in
Section 2.09 until such proof or other information is filed or such certificates are executed or such representations and warranties are made.

          SECTION 3.02. Payment of Charges and Expenses. Holders of Receipts shall be obligated to make payments to the Depositary of certain charges and expenses, as provided in Section 5.07, or provide reasonably satisfactory evidence that such charges and expenses have been paid. Registration of transfer of any Receipt, conversion rights or any withdrawal of Stock and all money or other property, if any, represented by the Depositary Shares evidenced by such Receipt may be refused until any such payment due is made, and any dividends, interest payments or other distributions may be withheld and such conversion right may be refused or any part of or all the Stock or other property represented by the Depositary Shares evidenced by such Receipt and not theretofore sold may be sold for the account of the holder thereof (after attempting by reasonable means to notify such holder prior to such sale), and such dividends, interest payments or other distributions or the proceeds of any such sale may be applied to and payment of such charges or expenses, the holder of such Receipt remaining liable for any deficiency.

          SECTION 3.03. Warranty as to Stock. The Company hereby represents and warrants that the Stock, when issued, will be validly issued, fully paid and nonassessable and that any preemptive rights have been validly waived. Such representation and warranty shall survive the deposit of the Stock and the issuance of Receipts.

          SECTION 3.04. Warranty as to Receipts. The Depositary hereby represents and warrants that the Receipts, when issued, will be validly issued, fully paid and nonassessable. Such representation and warranty shall survive the deposit of the Stock and the issuance of Receipts.

          SECTION 3.05. Covenants and Warranties as to Common Stock. The Company covenants that it will keep reserved or otherwise available a sufficient number of authorized and unissued shares of Common Stock to meet conversion requirements in respect of the Stock and that it will give written notice to the Depositary of any adjustments in the conversion price as set forth in the Certificate. The Company represents and warrants that the Common Stock issued upon conversion of Stock, when issued, will be validly issued, fully paid and non-assessable.

                                   ARTICLE IV

                        The Deposited Securities; Notices

          SECTION 4.01. Cash Distributions. Whenever the Depositary shall receive any cash dividend or other cash distribution on the Stock, including any cash received upon redemption of the Stock pursuant to Section 2.03 or an Exchange pursuant to Section 2.10 (subject in each case to the provisions of Section 2.09), the Depositary shall, subject to Sections 3.01 and 3.02, distribute to Record Holders of Receipts on the record date fixed pursuant to
Section 4.04 such amounts of such sum as are, as nearly as practicable, in proportion to the respective numbers of Depositary Shares evidenced by the Receipts held by such holders; provided, however, that in case the Company or the Depositary shall be required to withhold and shall withhold from any cash dividend or other cash distribution in respect of the Stock represented by the Receipts held by any holder an amount on account of taxes, the amount made available for distribution or distributed in respect of Depositary Shares represented by such Receipts shall be reduced accordingly.

The Depositary shall distribute or make available for distribution, as the case may be, only such amount, however, as can be distributed without attributing to any holder of Depositary Shares a fraction of one cent, and any balance not so distributable shall be held by the Depositary (without liability for interest thereon) and shall be added to and be treated as part of the next sum received by the Depositary for distribution to Record Holders of Receipts then outstanding.

          SECTION 4.02. Distributions Other than Cash, Depositary Shares, Rights, Preferences or Privileges. Except in the case of real property, whenever the Depositary shall receive any distribution other than cash, Depositary Shares, rights, preferences or privileges upon the Stock, the Depositary shall, subject to Sections 3.01 and 3.02, distribute to Record Holders of Receipts on the record date fixed pursuant to Section 4.04 such amounts of the securities or property (other than real property) received by it as are, as nearly as practicable, in proportion to the respective numbers of Depositary Shares evidenced by the Receipts held by such holders in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution. If in the opinion of the Depositary after consultation with the Company such distribution cannot be made proportionately among such Record Holders, or if for any other reason (including any requirement that the Company or the Depositary withhold an amount on account of taxes) the Depositary deems, after consultation with the Company, such distribution not to be feasible, the Depositary may, with the approval of the Company, adopt such method as it deems equitable and practicable for the purpose of effecting such distribution, including the sale (at public or private sale) of the securities or property thus received, or any part thereof, at such place or places and upon such terms as it may deem proper. The net proceeds of any such sale shall, subject to Sections 3.01 and 3.02, be distributed or made available for distribution, as the case may be, by the Depositary to Record Holders of Receipts as provided by Section 4.01 in the case of a distribution received in cash. The Company shall not make any distribution of such securities unless the Company shall have provided the Depositary an opinion of counsel stating that such securities have been registered under the Securities Act or do not need to be so registered.

          SECTION 4.03. Subscription Rights, Preferences or Privileges. If the Company shall at any time offer or cause to be offered to the persons in whose names Stock is recorded on the books of the Company any rights, preferences or privileges to subscribe for or to purchase any securities or any rights, preferences or privileges of any other nature, such rights, preferences or privileges shall in each such instance be made available by the Depositary to the Record Holders of Receipts in such manner as the Depositary may determine, either by the issue to such Record Holders of warrants representing such rights, preferences or privileges or by such other method as may be deemed appropriate by the Depositary in its discretion with the approval of the Company; provided, however, that (i) if at the time of issue or offer of any such rights, preferences or privileges the Depositary determines that it is not feasible, or the Company determines that it is not lawful, to make such rights, preferences or privileges available to holders of Receipts by the issue of warrants or otherwise, or (ii) if and to the extent so instructed by holders of Receipts who do not desire to exercise such rights, preferences or privileges, then the Depositary, in its discretion (with approval of the Company, in any case where the Depositary has determined that it is not feasible to make such rights, preferences or privileges available), may, if applicable laws or the terms of such rights, preferences or privileges permit such transfer, sell such rights, preferences or privileges at public or private sale, at such place or places and upon such terms as it may deem proper. The net proceeds of any such sale shall, subject to Sections 3.01 and 3.02, be distributed by the Depositary to the Record Holders of Receipts entitled thereto as provided by Section 4.01 in the case of a distribution received in cash.

          If any action under the laws of any jurisdiction or any governmental or administrative authorization, consent or permit is required in order for such rights, preferences or privileges to be made available to holders of Receipts, the Company agrees with the Depositary that the Company will use its reasonable business efforts to take such action or obtain such authorization, consent or permit sufficiently in advance of the expiration of such rights, preferences or privileges to enable such holders to exercise such rights, preferences or privileges.

          SECTION 4.04. Notice of Dividends, etc.; Fixing of Record Date for Holders of Receipts. Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or if rights, preferences or privileges shall at any time be offered, with respect to the Stock, or whenever the Depositary shall receive notice of (i) any meeting at which holders of the Stock are entitled to vote or of which holders of the Stock are entitled to notice, or (ii) any election on the part of the Company to redeem, or issue Exchange Debentures in exchange for, any shares of the Stock or (iii) whenever the Depositary and the Company shall decide it is appropriate, the Depositary shall in each such instance fix a record date (which shall be the same date as the record date fixed by the Company with respect to the Stock) for the determination of the holders of Receipts who shall be entitled to receive such dividend, distribution, rights, preferences or privileges or the net proceeds of sales thereof, or to give instructions for the exercise of voting rights at any such meeting, or who shall be entitled to notice of such meeting or for any other reasons which the Company and the Depositary shall deem appropriate.

          SECTION 4.05. Voting Rights. Upon receipt of notice of any meeting at which the holders of Stock are entitled to vote, the Depositary shall, as soon as practicable thereafter, mail to the Record Holders of Receipts a notice which shall contain (i) such information as is contained in such notice of meeting and
(ii) a statement that the holders of Receipts at the close of business on the relevant record date may, subject to any applicable restrictions, instruct the Depositary as to the exercise of the voting rights pertaining to the amount of Stock represented by their respective Depositary Shares (including an express indication that instructions may be given to the Depositary to give a discretionary proxy to a person designated by the Company) and (iii) a brief statement as to the manner in which such instructions may be given. Upon the written request of the holders of Receipts on the relevant record date, the Depositary shall vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of shares of Stock represented by the Depositary Shares evidenced by all Receipts as to which any particular voting instructions are received. The Company hereby agrees to take all action which may be deemed necessary by the Depositary in order to enable the Depositary to vote such Stock or cause such Stock to be voted. In the absence of specific instructions from the holder of a Receipt, the Depositary will abstain from voting (but, at its discretion, not from appearing at any meeting with respect to such Stock unless directed to the contrary by the holders of all the Receipts) to the extent of the Stock represented by the Depositary Shares evidenced by such Receipt.

          Holders of Receipts shall also be entitled to vote on certain amendments to the Deposit Agreement pursuant to Section 6.01 hereof.

          SECTION 4.06. Changes Affecting Deposited Securities and Reclassifications, Recapitalization, etc. Upon any change in par or stated value, split-up, combination or any other reclassification of the Stock, or upon any recapitalization, reorganization, merger, amalgamation or consolidation or sale of all or substantially all of the Company's assets affecting the Company or to which it is a party, the Depositary shall, upon the instructions of the Company, and in such manner as the Depositary may deem equitable, (i) make such adjustments as are certified by the Company in (x) the fraction of an interest represented by one Depositary Share in one share of Stock or (y) the ratio of the redemption price per Depositary Share to the redemption price of a share of Stock, in each case as may be necessary fully to reflect the effects of such change in par or stated value, split-up, combination or other reclassification of Stock, or of such recapitalization, reorganization, merger, amalgamation or consolidation and (ii) treat any securities which shall be received by the Depositary in exchange for or upon conversion of or in respect of the Stock as new deposited securities so received in exchange for or upon conversion or in respect of such Stock. In any such case the Depositary may in its discretion, with the approval of the Company, execute and deliver additional Receipts, or may call for the surrender of all outstanding Receipts to be exchanged for new Receipts specifically describing such new deposited securities.

          SECTION 4.07. Inspection of Reports. The Depositary shall, during normal business hours and upon reasonable notice, make available for inspection by holders of Receipts at the Depositary's Office, and at such other places as it may from time to time deem advisable, any reports and communications received from the Company which are received by the Depositary as the holder of Stock and made generally available to the holders of Stock.

          SECTION 4.08. Lists of Receipt Holders. Promptly upon request from time to time by the Company, the Depositary shall furnish to it a list, as of a recent date, of the names, addresses and holdings of Depositary Shares of all persons in whose names Receipts are registered on the books of the Depositary.

          SECTION 4.09. Withholding. Notwithstanding any other provision of this Deposit Agreement, in the event that the Depositary determines that any distribution of securities or other property is subject to any tax which the Depositary is obligated to withhold, the Depositary may dispose of all or a portion of such securities or other property in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale or the balance of any such securities or other property after deduction of such taxes to the Holders of Receipts entitled thereto in proportion to the number of Depositary Shares held by them respectively.

                                    ARTICLE V

                        The Depositary, the Depositary's
                      Agents, the Registrar and the Company

          SECTION 5.01. Maintenance of Offices, Agencies and Transfer Books by the Depositary; Registrar. Upon execution of this Deposit Agreement, the Depositary shall maintain at the Depositary's Office, facilities for the execution and delivery, registration and registration of transfer, surrender and exchange of Receipts, and at the offices of the Depositary's Agents, if any, facilities for the delivery, registration of transfer, surrender and exchange of Receipts, all in accordance with the provisions of this Deposit Agreement.

          The Depositary shall keep books at the Depositary's Office which shall reflect registration and registration of transfer of Receipts, split-ups and combinations and conversions of Depositary Shares and which books at all reasonable times shall be open for inspection by the Record Holders of Receipts; provided, that any such holder requesting to exercise such right shall certify to the Depositary that such inspection shall be for a proper purpose reasonably related to such person's interest as an owner of Depositary Shares evidenced by the Receipts.

          The Depositary may close such books only when the register of stockholders of the Company is closed.

          The Depositary may, with the approval of the Company, appoint a Registrar for registration of the Receipts or the Depositary Shares evidenced thereby. Such Registrar (which may be the Depositary if so permitted by the requirements of such Exchange) may be removed and a substitute Registrar appointed by the Depositary upon the request or with the approval of the Company.

          SECTION 5.02. Prevention of or Delay in Performance by the Depositary, the Depositary's Agents, the Registrar or the Company. Neither the Depositary nor any Depositary's Agent nor any Registrar nor the Company shall incur any liability to any holder of any Receipt if by reason of any provision of any present or future law, or regulation thereunder, of the United States of America or of any other governmental authority or, in the case of the Depositary, the Depositary's Agent or the Registrar, by reason of any provision, present or future, of the Company's Restated Certificate of Incorporation, as from time to time amended (including the Certificate), or by reason of any act of God or war or other circumstance beyond the control of the relevant party, the Depositary, the Depositary's Agent, the Registrar or the Company shall be prevented or forbidden from, or subjected to any penalty on account of, doing or performing any act or thing which the terms of this Deposit Agreement provide shall be done or performed; nor shall the Depositary, any Depositary's Agent, any Registrar or the Company incur liability to any holder of a Receipt (i) by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which the terms of this Deposit Agreement provide shall or may be done or performed, or (ii) by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement except, in the case of any such exercise or failure to exercise discretion not caused as aforesaid, if caused by the gross negligence or willful misconduct of the party charged with such exercise or failure to exercise.

          SECTION 5.03. Obligations of the Depositary, the Depositary's Agents and the Registrar. Neither the Depositary nor any Depositary's Agent nor any Registrar nor the Company assumes any obligation or shall be subject to any liability under this Deposit Agreement to holders of Receipts other than for its gross negligence or willful misconduct.

          Neither the Depositary nor any Depositary's Agent nor any Registrar nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of the Stock, the Depositary Shares or the Receipts which in its opinion may involve it in expense or liability unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required.

          Neither the Depositary nor any Depositary's Agent nor any Registrar nor the Company shall be liable for any action or any failure to act by it in reliance upon the written advice of legal counsel or accountants, or information from any person presenting Stock for deposit, any holder of a Receipt or any other person believed by it in good faith to be competent to give such information. The Depositary and any Depositary's Agent and any Registrar and the Company may each rely and shall each be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          The Depositary shall not be responsible for any failure to carry out any instruction to vote any of the shares of Stock or for the manner or effect of any such vote made, as long as any such action or non-action is in good faith and does not result from gross negligence or willful misconduct of the Depositary. The Depositary undertakes, and any Registrar shall be required to undertake, to perform such duties and only such duties as are specifically set forth in this Deposit Agreement, and no implied covenants or obligations shall be read into this Deposit Agreement against the Depositary or any Registrar. The Depositary will indemnify the Company against any liability which may arise out of acts performed or omitted by the Depositary or the Depositary's Agents due to its or their gross negligence or bad faith. The Depositary, the Depositary's Agents, and any Registrar may own and deal in any class of securities of the Company and its affiliates and in Receipts. The Depositary may also act as transfer agent or registrar of any of the securities of the Company and its affiliates.

          SECTION 5.04. Resignation and Removal of the Depositary; Appointment of Successor Depositary. The Depositary may at any time resign as Depositary hereunder by notice of its election so to be delivered to the Company, such resignation to take effect upon the appointment of a successor Depositary and its acceptance of such appointment as hereinafter provided.

          The Depositary may at any time be removed by the Company by notice of such removal delivered to the Depositary, such removal to take effect upon the appointment of a successor Depositary and its acceptance of such appointment as hereinafter provided.

          In case at any time the Depositary acting hereunder shall resign or be removed prior to the termination of this Deposit Agreement, the Company shall, within 60 days after the delivery of the notice of resignation or removal, as the case may be, appoint a successor Depositary, which shall be a bank or trust company having its principal office in the United States of America and having a combined capital and surplus of at least $50,000,000. If no successor Depositary shall have been so appointed and have accepted appointment within 60 days after delivery of such notice, the resigning or removed Depositary may, at the Company's expense, petition any court of competent jurisdiction for the appointment of a successor Depositary. Every successor Depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor Depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor and for all purposes shall be the Depositary under this Deposit Agreement, and such predecessor, upon payment of all sums due it and on the written request of the Company, shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Stock and any moneys or property held hereunder to such successor, and shall deliver to such successor a list of the Record Holders of all outstanding Receipts. Any successor Depositary shall promptly mail notice of its appointment to the Record Holders of Receipts.

            Any corporation into or with which the Depositary may be
merged, consolidated or converted shall be the successor of such Depositary without the execution or filing of any document or any further act, and notice thereof shall not be required hereunder. Such successor Depositary may authenticate the Receipts in the name of the predecessor Depositary or in the name of the successor Depositary.

          SECTION 5.05. Corporate Notices and Reports. The Company agrees that it will transmit to the Record Holders of Receipts, in each case at the addresses furnished to it pursuant to Section 4.08, all notices and reports (includ ing, without limitation, financial statements) required by law, by the rules of any national securities exchange upon which the Stock, the Depositary Shares or the Receipts are listed or by the Company's Restated Certificate of Incorporation, as from time to time amended (including the Certificate), to be furnished by the Company to holders of Stock. Such transmission will be at the Company's expense. At any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Company will promptly furnish or cause to be furnished, upon request of holders of Receipts and prospective purchasers of Depositary Shares, to such holders and prospective purchasers, copies of the information required to be delivered to holders and prospective purchasers of such securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of such securities. The Company will pay the expenses of printing and distributing to such holders and prospective purchasers all such documents.

          SECTION 5.06. Indemnification by the Company. The Company shall indemnify the Depositary, any Depositary's Agent and any Registrar against, and hold each of them harmless from, loss, liability or expense (including the costs and expenses of defending itself) which may arise out of acts performed or omitted in connection with this Deposit Agreement, as amended, supplemented or modified from time to time, and the Receipts (i) by the Depositary, any Registrar or any of their respective agents (including any Depositary's Agent), except for any liability arising out of gross negligence, willful misconduct or bad faith on the respective parts of any such person or persons, or (ii) by the Company or any of its agents, or (b) the offer, sale or registration of the Receipts or the Stock pursuant to the provisions hereof. The obligations of the Company set forth in this Section 5.06 shall survive any succession of any Depositary, Registrar or Depositary's Agent. The costs and expenses of enforcing this right of indemnification shall also be paid by the Company.

          SECTION 5.07. Taxes or Other Governmental Charges. The Company shall pay all transfer and other taxes and governmental charges arising solely from the existence of the depositary arrangements. The Company shall pay all charges of the Depositary in connection with the initial deposit of the Stock and the initial issuance of the Depositary Shares, redemption of the Stock at the option of the Company and all withdrawals of shares of the Stock by owners of Depositary Shares. All other transfer and other taxes and governmental charges shall be at the expense of holders of Depositary Shares. If a holder of Receipts requests the Depositary to perform duties not required under this Deposit Agreement, the Depositary shall notify the holder of the cost of this performance of such duties. Such holder will be liable for the charges and expenses related to such performance. All other charges and expenses of the Depositary and any Depositary's Agent hereunder and of any Registrar (including, in each case, fees and expenses of counsel) incident to the performance of their respective obligations hereunder will be paid upon consultation and agreement between the Depositary and the Company as to the amount and nature of such charges and expenses (except those expenses pursuant to the second paragraph of Section 2.05 and Section 2.09, which expenses shall be paid by such holders of the Depositary Shares). The Depositary shall present its statement for charges and expenses to the Company once every three months or at such other intervals as the Company and the Depositary may agree. The Company agrees to pay (or reimburse the Depositary) for all reasonable costs with regard to mailing notices to holders.

                                   ARTICLE VI

                            Amendment and Termination

          SECTION 6.01. Amendment. The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary in any respect which they may deem necessary or desirable; provided, however, that no such amendment which (i) shall adversely alter the rights of the holders of Receipts or (ii) would be inconsistent with the rights granted to the holder of the Stock pursuant to the Purchase Agreement or the Certificate shall be effective unless such amendment shall have been approved by the holders of at least a majority of the Depositary Shares then outstanding. Every holder of an outstanding Receipt at the time any such amendment becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.

          SECTION 6.02. Termination. This Deposit Agreement may be terminated by the Company or the Depositary only after (i) all outstanding Depositary Shares shall have been redeemed pursuant to Section 2.03 or exchanged pursuant to
Section 2.10, (ii) there shall have been made a final distribution in respect of the Stock in connection with any liquidation, dissolution or winding up of the Company and such distribution shall have been distributed to the holders of Depositary Shares pursuant to Section 4.01 or 4.02, as applicable, (iii) upon consent of holders of Receipts representing not less than two-thirds of the Depositary Shares then outstanding or (iv) the Company shall have exchanged each share of Stock for shares of Common Stock or shall have exchanged each Depository Share for Exchange Debentures.

          Whenever the Deposit Agreement has been terminated pursuant to (iii) above, the Depositary will mail notice of such termination to the Record Holders of all Depositary Shares then outstanding at least 30 days and not more than 60 days prior to the date fixed in that notice for termination of the Deposit
Agreement.  If any  Depositary  Shares  remain  outstanding  after  the  date of termination, the Depositary thereafter will discontinue the transfer of Depositary Shares, will suspend the distribution of dividends to the owners thereof, and will not give any further notices (other than notice of such termination) or perform any further acts under this Deposit Agreement, except that the Depositary will continue (i) to collect dividends on the Stock and any other distributions with respect thereto, (ii) to deliver or cause to be delivered shares of Stock, together with such dividends and distributions, or principal and interest, and the net proceeds of any sales of rights, preferences, privileges or other property (other than real property) in exchange for Depositary Shares surrendered. At any time after the expiration of two years from the date of termination, the Depositary may sell the Stock then held by it at public or private sale, at such place or places and upon such terms as it deems proper and may thereafter hold the net proceeds of any such sale, without liability for interest, for the pro rata benefit of the owners of the Depositary Shares which have not theretofore been surrendered. Subject to applicable escheat laws, any monies set aside by the Company in respect of any payment with respect to the Stock represented by the Depositary Shares, or dividends thereon, and unclaimed at the end of two years from the date upon which such payment is due and payable shall revert to the general funds of the Company, after which reversion the holders of such Depositary Shares shall look only to the general funds of the Company for the payment thereof.

          Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary, any Depositary's Agent and any Registrar under Sections 5.06 and 5.07.


                                   ARTICLE VII

                                  Miscellaneous

          SECTION 7.01. Counterparts. This Deposit Agreement may be executed in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 7.02. Exclusive Benefit of Parties. This Deposit Agreement is for the exclusive benefit of the parties hereto, including the holders of the Receipts, and their respective successors hereunder, and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever.

          SECTION 7.03. Invalidity of Provisions. In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

          SECTION 7.04. Notices. Any and all notices to be given to the Company hereunder or under the Receipts shall be in writing and shall be deemed to have been duly given if personally delivered or sent by mail or telegram or telex confirmed by letter, addressed to the Company at 116 Huntington Avenue, Boston, Massachusetts 02116, to the attention of the Chief Executive Officer and the Chief Financial Officer, or at any other address of which the Company shall have notified the Depositary in writing.

          Any and all notices to be given to the Depositary hereunder or under the Receipts shall be in writing and shall be deemed to have been duly given if personally delivered or sent by mail or by telegram or telex confirmed by letter, addressed to the Depositary at its office, at 311 West Monroe, Chicago, IL 60606, or at any other address of which the Depositary shall have notified the Company in writing.

          Any and all notices to be given to any Record Holder of a Receipt hereunder or under the Receipts shall be in writing and shall be deemed to have been duly given if personally delivered or sent by mail or by telegram or telex confirmed by letter, addressed to such Record Holder at the address of such Record Holder as it appears on the books of the Depositary, or if such holder shall have filed with the Depositary a written request that notices intended for such holder be mailed to some other address, at the address designated in such request.

          Delivery of a notice sent by mail or by telegram or telex shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a telegram or telex message) is deposited, postage prepaid, in a post office letter box. The Depositary or the Company may, however, act upon any telegram or telex message received by it from the other or from any holder of a Receipt, notwithstanding that such telegram or telex message shall not subsequently be confirmed by letter or as aforesaid.

          SECTION 7.05. Depositary's Agents. The Depositary may from time to time appoint Depositary's Agents to act in any respect for the Depositary for the purposes of this Deposit Agreement and may at any time appoint additional Depositary's Agents and vary or terminate the appointment of such Depositary's Agents. The Depositary will notify the Company of any such action.

          SECTION 7.06. Holders of Receipts Are Parties. The holders of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by and be entitled to the benefit of all of the terms and conditions hereof and of the Receipts by acceptance of delivery thereof without the necessity of executing a counterpart hereof.

          SECTION 7.07. Governing Law. This Deposit Agreement and the Receipts and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflict of laws.

          SECTION 7.08. Inspection of Deposit Agreement. Copies of this Deposit Agreement shall be filed with the Depositary and the Depositary's Agents and shall be open to inspection during business hours at the Depositary's Office and the respective offices of the Depositary's Agents, if any, by any holder of a Receipt.

          SECTION 7.09. Headings. The headings of articles and sections in this Deposit Agreement and in the form of the Receipt set forth in Exhibits A and B hereto have been inserted for convenience only and are not to be regarded as a part of this Deposit Agreement or the Receipts or to have any bearing upon the meaning or interpretation of any provision contained herein or in the Receipts.

          IN WITNESS WHEREOF, the Company and the Depositary have duly executed this Deposit Agreement as of the day and year first above set forth, and all holders of Receipts shall become parties hereto by and upon acceptance by them of delivery of Receipts issued in accordance with the terms hereof.



                                      AMERICAN RADIO SYSTEMS
                                      CORPORATION



                                      by____________________________





                                      HARRIS TRUST AND SAVINGS BANK,
                                      as Depositary



                                      by____________________________

                            [FORM OF FACE OF RECEIPT]
TEMPORARY RECEIPT - Exchangeable for Definitive Engraved Receipt When Ready
                    for Delivery
                  NUMBER                    DEPOSITARY SHARES

THIS SECURITY (OR ITS PREDECESSOR), THE PREFERRED STOCK, ANY EXCHANGE DEBENTURE ISSUED IN EXCHANGE FOR THIS SECURITY AND ANY AMERICAN CLASS A COMMON STOCK ISSUED ON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR
(3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. [FOR ANY DEPOSITARY SHARE ORIGINALLY SOLD IN AN OFFSHORE TRANSACTION IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT AND ANY CONVERTIBLE PREFERRED STOCK, EXCHANGE DEBENTURE OR AMERICAN CLASS A COMMON STOCK ISSUED IN EXCHANGE THEREFOR OR UPON CONVERSION THEREOF--SUBSEQUENT TRANSFERS OF THIS SECURITY (OR ANY OTHER SECURITY REFERRED TO ABOVE) AND REGISTRATION OF SUCH TRANSFERS ARE SUBJECT TO THE PRIOR SATISFACTION OF THE CERTIFICATION REQUIREMENTS AS THE REGISTRAR OR TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.] EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTIONS OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. [IN THE CASE OF DEPOSITARY SHARES ISSUED TO INSTITUTIONAL ACCREDITED INVESTORS, OTHER THAN QIB's, THE LEGEND WILL INCLUDE THE FOLLOWING: IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

DR
                    DEPOSITARY RECEIPT FOR DEPOSITARY SHARES,
            REPRESENTING 7% CONVERTIBLE EXCHANGEABLE PREFERRED STOCK,
                           PAR VALUE $.01 PER SHARE OF

                       AMERICAN RADIO SYSTEMS CORPORATION
                                                               CUSIP __________
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SEE REVERSE FOR CERTAIN DEFINITIONS

Harris Trust and Savings Bank, as Depositary (the "Depositary"), hereby certifies that

is the registered owner of             DEPOSITARY SHARES

("Depositary Shares"), each Depositary Share representing a one-twentieth interest in one share of 7% Convertible Exchangeable Preferred Stock, par value $.01 per share (the "Stock"), of American Radio Systems Corporation, a Delaware corporation (the "Corporation"), on deposit with the Depositary, subject to the terms and entitled to the benefits of the Deposit Agreement dated as of June 25, 1996 (the "Deposit Agreement"), between the Corporation and the Depositary. By accepting this Depositary Receipt the holder hereof becomes a party to and agrees to be bound by all the terms and conditions of the Deposit Agreement. This Depositary Receipt shall not be valid or obligatory for any purpose or entitled to any benefits under the Deposit Agreement unless it shall have been executed by the Depositary by the manual signature of a duly authorized officer, or, if executed in facsimile by the Depositary, countersigned by a Registrar in respect of the Depositary Receipts by the manual signature of a duly authorized officer thereof.

Dated:

_________________________                            _________________________
Depositary                                           Registrar
By                                                   By
Authorized Officer                                   Authorized Officer

                          [FORM OF REVERSE OF RECEIPT]

                       AMERICAN RADIO SYSTEMS CORPORATION

          AMERICAN RADIO SYSTEMS CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH RECEIPTHOLDER WHO SO REQUESTS A COPY OF THE DEPOSIT AGREEMENT AND A STATEMENT OR SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH SUCH CORPORATION IS AUTHORIZED TO ISSUE AND OF THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS IF SUCH REQUEST IS TO BE ADDRESSED TO THE DEPOSITARY NAMED ON THE FACE OF THIS RECEIPT.

                         ______________________________

          The following abbreviations when used in the instructions on the face of this receipt shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM      -  as tenant in common              UNIF GIFT MIN ACT - ________ Custodian ________
                                                                      (Cust)            (Minor)
TEN ENT      -  as tenants by the entireties     Under Uniform Gifts to Minors Act

JT TEN       -  as joint tenants with right
                of survivorship and not as
                tenants in common

                _______________________________________________
                                                (State)

          Additional abbreviations may also be used though not in the above list.

          For  value   received,   _________________________   hereby   sell(s),
assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


____________________________________________________________________  Depositary
Shares represented by the within Receipt, and do hereby irrevocably constitute and appoint

________________________________________________________________   Attorney   to
transfer the said Depositary Shares on the books of the within named Depositary with full power of substitution in the premises.


Dated__________________________________


                                    ________________________________________
                                    NOTICE: The signature to the assignment must correspond with the name as written upon the face of this Receipt in every particular, without alteration or enlargement or any change whatever.